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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 18, 1995



                               HUFFMAN KOOS INC.
             (Exact name of registrant as specified in its charter)


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
                 Delaware                               0-15185                          36-3451329
(State or other jurisdiction of incorporation)    (Commission File Number)      (IRS Employer Identification Number)


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
                                  Route 4 and Main Street
                                  River Edge, New Jersey                               07661
                                  (Address of principal executive offices)           (Zip Code)


                                 (201) 343-4300
              (Registrant's telephone number, including area code)


                        Exhibit Index appears on page 5.

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ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

                 Huffman Koos Inc., a Delaware corporation  (the "Company"),
HK Acquisition Company, Inc., a Delaware corporation ("HK Acquisition"), and
Breuner's Home Furnishings Corporation, a Delaware corporation (the "Parent") and holder of all of the issued and outstanding capital stock of HK
Acquisition, have entered into an Agreement and Plan of Merger, dated September
18, 1995 (the "Merger Agreement"). Pursuant to the Merger Agreement, HK
Acquisition commenced a tender offer (the "Offer") on September 25, 1995 to acquire all of the outstanding shares of Common Stock, par value $.01 per share
(the "Shares"), of the Company at a per Share purchase price of $9.375.
Consummation of the Offer is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including (i) at least 90% of the Shares shall have been tendered in the Offer (the "Minimum Condition"), (ii) the Parent and/or HK Acquisition shall have obtained financing for the Offer pursuant to a commitment letter dated September 11, 1995 from a financing institution (the "Commitment Letter") and (iii) expiration or termination of any waiting period applicable under the Hart-Scott-Rodino Antitrust
Improvements Act of 1976, as amended. Following the successful completion of the Offer, HK Acquisition will be merged with and into the Company with the Company as the surviving corporation (the "Merger") and all Shares (other than Shares held in the treasury of the Company, which shall be canceled, or by the Parent, HK Acquisition or any subsidiary of the Parent or HK Acquisition, and Shares held by dissenting stockholders who perfect their appraisal rights under Delaware law) not purchased in the Offer will be automatically converted into the contractual right to receive $9.375 per Share in cash, without interest thereon, pursuant to and upon the Merger.

                 If the Minimum Condition is not satisfied, HK Acquisition intends to consummate a long-form merger in accordance with the long-form merger provisions under Delaware law, which require that a majority of the outstanding stock of a corporation be voted for the adoption of a merger agreement. In the event HK Acquisition pursues a long-form merger, it will be required to seek funding for such merger other than under the existing
Commitment Letter.

                 In connection with the execution and delivery of the Merger
Agreement, HK Acquisition, the Parent, Jupiter Industries, Inc., a Tennessee corporation ("Jupiter"), and Sussex Group, Ltd., a Delaware corporation
("Sussex", and together with Jupiter, the "Stockholders") entered into a stockholders agreement (the "Stockholders Agreement"). Based on the Stockholders Agreement, dated September 18, 1995, Jupiter and Sussex collectively owned of record 2,200,000 Shares in the aggregate, representing approximately 55.9% of the total issued and outstanding Shares as of such date.
Pursuant to the Stockholders Agreement, the Stockholders have, among other things, (i) agreed to tender pursuant to the Offer all Shares owned by the Stockholders within ten business days after the commencement of the Offer, (ii) granted HK Acquisition irrevocable options to purchase, subject to the satisfaction of certain conditions, all Shares owned by the Stockholders for a per Share purchase price of $9.375, exercisable at any time prior to the date on which the Merger Agreement terminates or expires (the "Expiration Date"),
(iii) until the Expiration Date, agreed to vote all Shares owned by the Stockholders (x) in favor of the Merger, (y) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or the Stockholders Agreement and (z) against any action or agreement (other than the Merger Agreement) that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the Merger or any of the other transactions to be consummated pursuant to the Merger Agreement and (iv) granted to HK Acquisition and certain officers of HK Acquisition irrevocable proxies to vote all Shares owned by the Stockholders or to take actions by written consent in favor of the Merger. Subject to the foregoing and to certain

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exceptions and conditions, the Stockholders also have agreed to refrain from soliciting or responding to certain inquiries or proposals regarding the Company, to restrictions on the transfer or other disposition of their Shares and to take or refrain from taking certain other actions.

                 The foregoing descriptions of the Merger Agreement and the Stockholders Agreement are qualified in their entirety by reference to the copies of such agreements which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated and made a part of this Current Report on Form 8-K.

                 The Press Release attached hereto as Exhibit 99.1 is incorporated and made a part of this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements:  None

(b)      Pro Forma Financial Information:  None

(c)      Exhibits:

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
                 EXHIBIT NO.                           DOCUMENT                                          PAGE
                 -----------                           --------                                          ----
                 2.1             Agreement and Plan of Merger, dated September 18, 1995,
                                 among Huffman Koos Inc., HK Acquisition Company, Inc. and
                                 Breuner's Home Furnishings Corporation  . . . . . . . . .                 6

                 2.2             Stockholders Agreement, dated September 18, 1995, among HK
                                 Acquisition Company, Inc., Breuner's Home Furnishings
                                 Corporation, Jupiter Industries, Inc. and Sussex Group,
                                 Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . .               31


                 99.1            Joint Press Release of Huffman Koos Inc. and Breuner's
                                 Home Furnishings Corporation, dated September 19, 1995 . .               40
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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HUFFMAN KOOS INC.


                               By: /s/ Joseph Albanese
                                   -------------------------
                                   Joseph Albanese
                                   Vice President and
                                   Chief Financial Officer




Date:  October 2, 1995








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                                 EXHIBIT INDEX



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
                 EXHIBIT NO.                                       DOCUMENT                                    PAGE
                 -----------                                       --------                                    ----
                 2.1                  Agreement and Plan of Merger, dated September 18, 1995,
                                      among Huffman Koos Inc., HK Acquisition Company, Inc. and
                                      Breuner's Home Furnishings Corporation. . . . . . . . . . .               6


                 2.2                  Stockholders Agreement, dated September 18, 1995, among HK
                                      Acquisition Company, Inc., Breuner's Home Furnishings
                                      Corporation, Jupiter Industries, Inc. and Sussex Group,
                                      Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . . .              31


                 99.1                 Joint Press Release of Huffman Koos Inc. and Breuner's
                                      Home Furnishings Corporation, dated September 19, 1995. . .              40





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